	STATEMENT TO CERTIFICATEHOLDERS

	Household Home Equity Loan Trust 2001-2

	Distribution Number	40
	Beginning Date of Collection Period	01-Jan-05
	End Date of Collection Period	31-Jan-05
	Distribution Date	22-Feb-05
	Previous Distribution Date	20-Jan-05

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds	8,455,023.06
	Available Distribution Amount	8,381,451.15
	Principal Collections	7,009,158.30
	Interest Collections (net of servicing fee)	1,372,292.85
	Collections of Interest (net of servicing fee and principal recoveries)	1,361,167.36
	Servicing Fee	73,571.91
	Principal recoveries	11,125.49
	Skip-A-Pay Advances	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	8,455,023.06
	Interest Paid to Certificates	313,476.09
	Principal Paid to Certificates	4,791,477.81
	Equity Certificate	3,276,497.25
	Servicing Fee	73,571.91

	Pool Balance

	Begin Principal Balance	176,572,588.14
	Principal Collections (including repurchases)	7,009,158.30
	Additional Principal Reduction Amount	250,656.57
	End Principal Balance	169,312,773.27

	Collateral Performance
	Cash Yield (% of beginning balance)	9.75%
	Charge off Rate (net of principal recoveries; % of beginning balance)	1.63%
	Net Yield	8.12%

	Delinquent Loans
	30-59 days principal balance of loan	7,004,569.11
	30-59 days number of loans	100
	60-89 days principal balance of loan	2,199,017.07
	60-89 days number of loans	30
	90+ days principal balance of loan	11,349,417.72
	90+ days number of loans	134

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period
	Number of loans purchased or substituted pursuant to 2.04 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period
	Substitution Adjustment Amounts	-
	Number of HEL outstanding (BOP)	2,538
	Number of HEL outstanding (EOP)	2,456
	Principal balance of REO as of the end of the collection period	2,705,894.13
	Number of loans that went into REO during the collection period	6
	Principal balance of loans that went into REO during the collection period	570,129.24

	Overcollateralization
	Begin OC Amount	60,034,679.97
	OC Release Amount	2,468,337.06
	Extra Principal Distribution	-
	End OC Amount	57,566,342.91

	Target OC Amount	57,566,342.91
	Interim OC Amount	60,034,679.97
	Interim OC Deficiency	-

	Monthly Excess Cashflow	808,160.19
	Principal Distribution Amount	4,540,821.24
	Principal Collections	7,009,158.30
	OC Release Amount	2,468,337.06

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Total Certificate Balance as Percent of Total Original Certificate Balance	14.81%

	Interest Calculations
	1 month LIBOR	2.50000%
	Class A Formula Rate (1-mo. Libor plus 37bps)	2.87000%
	Class A Pass-Through Rate	2.87000%
	Class M Formula Rate (1-mo. Libor plus 95bps)	3.45000%
	Class M Pass-Through Rate	3.45000%
	Available Funds Cap	9.02855%

	Class A Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	6.756258
	2. Principal Distribution per $1,000	6.349945
	3. Interest Distribution per $1,000	0.406313

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate	2.87000%
	2. Days in Accrual Period	33

	3. Class A Interest Due	272,526.51
	4. Class A Interest Paid	272,526.51
	5. Class A Supplemental Interest Amount Paid	0.00

	6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class A Principal Due & Paid
	1. Class A Principal Balance, BOP	103,589,423.31
	2. Class A Principal Due	4,259,098.44
	3. Class A Principal Paid	4,259,098.44
	4. Class A Principal Carry Forward Amount Paid	0.00
	5. Class A unpaid Principal Carry Forward Amount	0.00
	6. Class A Principal Balance, EOP	99,330,324.87

	7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
	8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.5866676

	Class M Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	6.838370
	2. Principal Distribution per $1,000	6.349945
	3. Interest Distribution per $1,000	0.488425

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate	3.45000%
	2. Days in Accrual Period	33

	3. Class M Interest Due	40,949.58
	4. Class M Interest Paid	40,949.58
	5. Class M Supplemental Interest Amount Paid	0.00

	6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class M Principal Due & Paid
	1. Class M Principal Balance, BOP	12,948,484.86
	2. Class M Principal Due	532,379.37
	3. Class M Principal Paid	532,379.37
	4. Class M Principal Carry Forward Amount Paid	0.00
	5. Class M Unpaid Principal Carry Forward Amount	0.00
	6. Class M Principal Balance, EOP	12,416,105.49

	7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
	8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0733324

	HSBC FINANCE CORPORATION, successor by merger to Household
	Finance Corporation ("HSBC Finance")
	HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2

The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Servicer
( the "Servicer" ), pursuant to a Pooling and Servicing Agreement dated as of
November 7, 2001 (the "Pooling and Servicing Agreement"), by and among
HFC Revolving Corporation, as Depositor, the Master Servicer, and JP Morgan
Chase Bank (as successor to Bank One, National Association) as Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	HSBC Finance is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on February 22, 2005

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 19th day of February, 2005.

HSBC FINANCE CORPORATION
as Servicer

By: /s/ Dennis Mickey
Title: Servicing Officer